TCW/DW CORE EQUITY TRUST      Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS March 31, 1997

DEAR SHAREHOLDER:

The equity market posted strong returns for the second consecutive year during the twelve-month period ended March 31, 1997. Led by technology, financial and energy-related stocks, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) appreciated 19.84 percent during this period.

Throughout much of this period, economic data presented a confusing picture that increased market volatility, which is typical of a business expansion that is over six years old. Despite little evidence of inflationary pressure, the strengthening economy continued to concern the Federal Reserve Board and ultimately led to its tightening of short-term interest rates in late March. This action resulted in the S&P 500 losing most of the gains it had achieved in early 1997.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this backdrop, TCW/DW Core Equity Trust posted a total return of 8.31 percent for the twelve-month period ended March 31, 1997. This compares to the previously mentioned return of 19.84 percent for the S&P 500 and a return of 12.03 percent for the Lipper Growth Funds Index. The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Fund from inception (May 29, 1992) through March 31, 1997, versus a similar investment in the issues that comprise the S&P 500 and the Lipper Growth Funds Index.

The Fund invests in companies that lead their respective fields in the development of innovative services or products. Technology has been a dominant theme in the portfolio, with a weighting of 25 percent on March 31, 1997. The secular growth of technology worldwide is staggering, even as most European and Asian countries struggle with economic growth. Intel Corp. and Microsoft Corp. are prime examples of current Fund technology holdings that couple excellent management with market dominance.

Other themes in the portfolio reflect the sustainable recovery in airlines and the upturn in the commercial aerospace cycle, an ongoing trend

TCW/DW CORE EQUITY TRUST
LETTER TO THE SHAREHOLDERS March 31, 1997, continued

toward corporate outsourcing and the aging of the population, which requires more sophisticated financial services. The commercial aerospace holdings include Boeing Co., United Technologies Corp. and Honeywell, Inc., while Citicorp, Associates First Capital Corp. and Marsh McLennan Companies, Inc. are representative of the Fund's financial services holdings.

        [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
                        THE PURPOSE OF EDGAR FILING.]

TCW/DW CORE EQUITY TRUST
                                                 GROWTH OF $10,000


         DATE             FUND                   S&P               LIPPER
-------------------------------------------------------------------------------
May 29, 1992             $10000                 $10000             $10000
-------------------------------------------------------------------------------
March 31, 1993           $11260                 $11140             $11158
-------------------------------------------------------------------------------
March 31, 1994           $12100                 $11303             $11771
-------------------------------------------------------------------------------
March 31, 1995           $12110                 $13061             $12806
-------------------------------------------------------------------------------
March 31, 1996           $15100                 $17252             $16556
-------------------------------------------------------------------------------
March 31, 1997           $16154 (3)             $20672             $18549
===============================================================================

                      AVERAGE ANNUAL TOTAL RETURNS (FUND)

                      1 YEAR                  LIFE OF FUND
          ===========================================================
                      8.31% (1)                10.70% (1)
          -----------------------------------------------------------
                      3.31% (2)                10.42% (2)
          ===========================================================

 ==============================================================================
                      Fund          S&P 500 (4)          LIPPER (5)
              -------       -------              -------
 ==============================================================================

Past performance is not predictive of future returns.
---------------------------------------------------

(1)   Figure shown does not reflect the deduction of any sales charges.

(2) Figure shown assumes the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, since inception-2%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 2% CDSC, assuming a complete redemption on March 31, 1997.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets)in the Lipper Growth Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.

LOOKING AHEAD

As the Fund enters its next fiscal year, investors in general are concerned with the possibility of future Federal Reserve Board tightening. Until investors can become more comfortable with the Federal Reserve's policy, markets are likely to be somewhat volatile over the near term. TCW Funds Management, Inc. (TCW), the Fund's investment adviser, believes the economy should continue to experience moderate growth, with inflation remaining in check and continued good corporate earnings growth. This should benefit the market and the Fund going forward. TCW cautions that the spectacular returns of the markets over the past two years should not be expected to continue, however, returns should tend to be more in line with earnings growth.

We appreciate your support of TCW/DW Core Equity Trust and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

TCW/DW CORE EQUITY TRUST
PORTFOLIO OF INVESTMENTS March 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            COMMON STOCKS (99.7%)
            Air Transport (6.1%)
    57,800  AMR Corp.*  .....................................................  $ 4,768,500
   291,100  Delta Air Lines, Inc.  ..........................................   24,488,787
   233,900  UAL Corp.*  .....................................................   15,145,025
                                                                             --------------
                                                                                44,402,312
                                                                             --------------
            Aircraft & Aerospace (8.1%)
   283,100  Boeing Co.  .....................................................   27,920,737
   413,900  United Technologies Corp.  ......................................   31,145,975
                                                                             --------------
                                                                                59,066,712
                                                                             --------------
            Auto Parts -Original Equipment (4.4%)
   512,900  Lear Corp.*  ....................................................   17,118,037
            Magna International, Inc.
   294,400  (Class A)(Canada) ...............................................   14,609,600
                                                                             --------------
                                                                                31,727,637
                                                                             --------------
            Automobiles (4.1%)
   666,200  Chrysler Corp.  .................................................   19,986,000
   309,600  Ford Motor Co.  .................................................    9,713,700
                                                                             --------------
                                                                                29,699,700
                                                                             --------------
            Banks -Money Center (3.7%)
   250,600  Citicorp ........................................................   27,127,450
                                                                             --------------
            Beverages -Soft Drinks (2.3%)
   516,800  PepsiCo, Inc.  ..................................................   16,860,600
                                                                             --------------
            Brokerage (2.1%)
   176,000  Merrill Lynch & Co., Inc.  ......................................   15,114,000
                                                                             --------------
            Business Services (2.2%)
   476,100  Green Tree Financial Corp.  .....................................   16,068,375
                                                                             --------------
            Commercial Services (1.6%)
   484,700  Corrections Corp. of America* ...................................   11,753,975
                                                                             --------------
            Communications -Equipment &
            Software (4.0%)
   187,700  Cascade Communications Corp.*  ..................................    4,950,587
   504,906  Cisco Systems, Inc. * ...........................................   24,298,601
                                                                             --------------
                                                                                29,249,188
                                                                             --------------
            Computer Equipment (2.1%)
   385,000  Storage Technology Corp.*  ......................................   15,111,250
                                                                             --------------
            Computer Services (2.4%)
   286,500  Computer Sciences Corp.*  .......................................   17,691,375
                                                                             --------------
            Computer Software (3.9%)
   309,200  Microsoft Corp.*  ...............................................   28,330,450
                                                                             --------------
            Drugs (1.9%)
   241,200  Amgen, Inc.*  ...................................................   13,477,050
                                                                             --------------


            Electrical Equipment (3.6%)
   224,400  Honeywell, Inc.  ................................................  $15,231,150
   608,011  Westinghouse Electric Corp.  ....................................   10,792,195
                                                                             --------------
                                                                                26,023,345
                                                                             --------------
            Electronics -Semiconductors/
            Components (6.4%)
   337,100  Intel Corp.  ....................................................   46,856,900
                                                                             --------------
            Entertainment (1.3%)
   453,800  Mirage Resorts, Inc.*  ..........................................    9,643,250
                                                                             --------------
            Financial Services (2.1%)
   357,000  Associates First Capital Corp. (Class A)  .......................   15,351,000
                                                                             --------------
            Healthcare -Diversified (4.6%)
   215,700  Johnson & Johnson ...............................................   11,405,138
   149,300  United Healthcare Corp.  ........................................    7,110,413
   172,000  Warner-Lambert Co.  .............................................   14,878,000
                                                                             --------------
                                                                                33,393,551
                                                                             --------------
            Healthcare -Drugs (1.8%)
   157,200  Lilly (Eli) & Co.  ..............................................   12,929,700
                                                                             --------------
            Household Appliances (3.0%)
   490,300  American Standard Companies, Inc.*  .............................   22,063,500
                                                                             --------------
            Insurance (1.6%)
   103,200  Marsh & McLennan Companies, Inc.  ...............................   11,687,400
                                                                             --------------
            Machinery -Construction &
            Materials (2.8%)
   258,400  Caterpillar, Inc.  ..............................................   20,736,600
                                                                             --------------
            Office Equipment & Supplies (3.2%)
   256,700  Hewlett-Packard Co.  ............................................   13,669,275
   163,600  Xerox Corp.  ....................................................    9,304,750
                                                                             --------------
                                                                                22,974,025
                                                                             --------------
            Oil -Exploration & Production (1.2%)
   372,500  Canadian Natural Resources Ltd. (Canada)* .......................    9,009,928
                                                                             --------------
            Oil Integrated -International (1.1%)
    93,900  Amoco Corp.  ....................................................    8,134,088
                                                                             --------------
            Railroads (2.6%)

   253,097  Burlington Northern Santa Fe Corp.  .............................  18,729,178
                                                                             --------------
            Restaurants (1.2%)
   284,500  Boston Chicken, Inc.*  ..........................................   8,641,688
                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
PORTFOLIO OF INVESTMENTS March 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
------------------------------------------------------------------------------------------
            Retail-Specialty (3.1%)
   422,700  Home Depot, Inc.  ............................................... $ 22,614,450
                                                                             -------------
            Soap & Household Products (5.6%)
   153,600  Kimberly-Clark Corp.  ...........................................   15,264,000
   221,100  Procter & Gamble Co.  ...........................................   25,426,500
                                                                             -------------
                                                                                40,690,500
                                                                             -------------
            Telecommunications (2.6%)
   242,700  Ascend Communications, Inc.*  ...................................    9,890,025
   166,700  Lucent Technologies, Inc.  ......................................    8,793,425
                                                                             -------------
                                                                                18,683,450
                                                                             -------------
            Tobacco (3.0%)
   194,500  Philip Morris Companies, Inc.  ..................................   22,197,313
                                                                             -------------
            TOTAL COMMON STOCKS
            (Identified Cost $512,931,010)  .................................  726,039,940
                                                                             -------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                       VALUE
----------- ---------------------------------------------------------------- -------------
            SHORT-TERM INVESTMENT (0.4%)
  $2,554    REPURCHASE AGREEMENT
            The Bank of New York
            5.375% due 04/01/97
            (dated 03/31/97; proceeds $2,554,302; collateralized by
            $1,086,566 U.S. Treasury Note 5.75% due 10/31/00 valued at
            $1,081,048 and $1,530,005 U.S. Treasury Note 6.00% due 08/15/99
            valued at $1,523,951)
            (Identified Cost $2,553,921) ....................................  $2,553,921
                                                                             -------------

TOTAL INVESTMENTS
(Identified Cost $515,484,931)(a) .  100.1%   728,593,861
LIABILITIES IN EXCESS OF OTHER
ASSETS.............................   (0.1)    (1,065,831)
                                   -------- -------------
NET ASSETS.........................  100.0%  $727,528,030
                                   ======== =============

------------
 *     Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $237,346,226 and the aggregate gross unrealized depreciation is $24,237,296, resulting in net unrealized appreciation of $213,108,930.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $515,484,931).......................................  $728,593,861
Receivable for:
  Dividends...........................................................       789,837
  Shares of beneficial interest sold..................................       346,389
Deferred organizational expenses......................................         6,681
Prepaid expenses and other assets.....................................        49,671
                                                                      --------------
  TOTAL ASSETS........................................................   729,786,439
                                                                      --------------
LIABILITIES:
Payable for:
  Shares of beneficial interest repurchased...........................     1,045,692
  Plan of distribution fee............................................       475,502
  Management fee......................................................       334,885
  Investment advisory fee.............................................       223,257
Accrued expenses......................................................       179,073
                                                                      --------------
  TOTAL LIABILITIES...................................................     2,258,409
                                                                      --------------
NET ASSETS:
Paid-in-capital ......................................................   455,058,838
Net unrealized appreciation...........................................   213,108,930
Accumulated undistributed net realized gain...........................    59,360,262
                                                                      --------------
  NET ASSETS..........................................................  $727,528,030
                                                                      ==============
NET ASSET VALUE PER SHARE,
 48,217,917 shares outstanding (unlimited shares authorized of $.01
 par value)...........................................................  $      15.09
                                                                      ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended March 31, 1997

NET INVESTMENT INCOME:
INCOME
Dividends (net of $51,765 foreign withholding
 tax)..............................................  $  7,379,844
Interest...........................................       125,839
                                                   --------------
  TOTAL INCOME.....................................     7,505,683
                                                   --------------
EXPENSES
Plan of distribution fee ..........................     5,711,981
Management fee.....................................     3,918,537
Investment advisory fee............................     2,612,358
Transfer agent fees and expenses...................       686,285
Professional fees..................................        82,401
Shareholder reports and notices....................        62,903
Custodian fees.....................................        48,319
Registration fees..................................        40,492
Organizational expenses............................        39,979
Trustees' fees and expenses........................        33,530
Other..............................................        62,740
                                                   --------------
  TOTAL EXPENSES ..................................    13,299,525
                                                   --------------
  NET INVESTMENT LOSS..............................    (5,793,842)
                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain..................................    90,999,031
Net change in unrealized appreciation..............   (22,753,082)
                                                   --------------
  NET GAIN.........................................    68,245,949
                                                   --------------
NET INCREASE.......................................  $ 62,452,107
                                                   ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE YEAR   FOR THE YEAR
                                                            ENDED          ENDED
                                                        MARCH 31, 1997 MARCH 31, 1996
------------------------------------------------------ -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss....................................  $ (5,793,842)  $ (5,429,759)
Net realized gain......................................    90,999,031     68,877,185
Net change in unrealized appreciation..................   (22,753,082)   100,384,305
                                                       -------------- --------------
  NET INCREASE.........................................    62,452,107    163,831,731
Distributions from net realized gain...................   (61,217,104)       --
Net decrease from transactions in shares of beneficial
 interest..............................................   (40,876,663)   (94,012,499)
                                                       -------------- --------------
NET INCREASE (DECREASE)................................   (39,641,660)    69,819,232
NET ASSETS:
Beginning of period....................................   767,169,690    697,350,458
                                                       -------------- --------------
   END OF PERIOD ......................................  $727,528,030   $767,169,690
                                                       ============== ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Core Equity Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on January 31, 1992 and commenced operations on May 29, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1997 continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of approximately $202,000 which have been reimbursed, exclusive of $2,000 which has been absorbed by InterCapital. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's daily net assets determined at the close of each business day: 0.51% to the portion of daily net assets not exceeding $750 million; 0.48% to the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.45% to the portion of daily net assets exceeding $1.5 billion.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1997 continued

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's daily net assets determined at the close of each business day: 0.34% to the portion of daily net assets not exceeding $750 million; 0.32% to the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.30% to the portion of daily net assets exceeding $1.5 billion.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1997 continued

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $21,584,533 at March 31, 1997.

The Distributor has informed the Fund that for the year ended March 31, 1997, it received approximately $1,579,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1997 aggregated $340,647,512 and $443,667,096, respectively.

For the year ended March 31, 1997, the Fund incurred $53,710 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At March 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $110,000.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                        FOR THE YEAR                   FOR THE YEAR
                                            ENDED                         ENDED
                                       MARCH 31, 1997                 MARCH 31, 1996
                               ----------------------------- ------------------------------
                                   SHARES         AMOUNT          SHARES         AMOUNT
                               ------------- --------------- -------------- ---------------
Sold                              3,329,142    $  52,606,423     4,293,001    $  60,014,162
Reinvestment of distributions     3,693,581       57,173,675        --              --
                               ------------- --------------- -------------- ---------------
                                  7,022,723      109,780,098     4,293,001       60,014,162
Repurchased                      (9,631,148)    (150,656,761)  (11,052,750)    (154,026,661)
                               ------------- --------------- -------------- ---------------
Net decrease                     (2,608,425)   $ (40,876,663)   (6,759,749)   $ (94,012,499)
                               ============= =============== ============== ===============

7. FEDERAL INCOME TAX STATUS

As of March 31, 1997, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent difference, paid-in-capital was charged and net investment loss was credited $5,793,842.

TCW/DW CORE EQUITY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                   FOR THE YEAR ENDED MARCH 31,         FOR THE PERIOD
                                                                                        MAY 29, 1992*
                                           -------------------------------------------     THROUGH
                                               1997       1996       1995       1994    MARCH 31, 1993
                                           ---------- ---------- ---------- ---------- ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......  $  15.09   $  12.11   $  12.10   $  11.26     $  10.00
                                           ---------- ---------- ---------- ---------- --------------
Net investment loss .......................      (.12)     (0.11)     (0.06)     (0.06)       (0.01)
Net realized and unrealized gain ..........      1.39       3.09       0.07       0.90         1.27
                                           ---------- ---------- ---------- ---------- --------------
Total from investment operations ..........      1.27       2.98       0.01       0.84         1.26
                                           ---------- ---------- ---------- ---------- --------------
Less distributions from net realized gain       (1.27)     --         --         --           --
                                           ---------- ---------- ---------- ---------- --------------
Net asset value, end of period ............  $  15.09   $  15.09   $  12.11   $  12.10     $  11.26
                                           ========== ========== ========== ========== ==============
TOTAL INVESTMENT RETURN+...................      8.31%     24.69%      0.08%      7.46%       12.60%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................      1.73%      1.82%      1.96%      1.93%        2.07%(2)
Net investment loss .......................     (0.75)%    (0.72)%    (0.48)%    (0.59)%      (0.14)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..  $727,528   $767,170   $697,350   $707,069     $486,829
Portfolio turnover rate ...................        45%        48%        38%        35%          26%(1)
Average commission rate paid ..............  $ 0.0590   $ 0.0595      --         --             --

------------
*      Commencement of operations.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW CORE EQUITY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Core Equity Trust (the "Fund") at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period May 29, 1992 (commencement of operations) through March 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
May 9, 1997

                      1997 FEDERAL TAX NOTICE (unaudited)

     During the year ended March 31, 1997, the Fund paid to its shareholders $1.27 per share from long-term capital gains.

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
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

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and
General Counsel

Robert M. Hanisee
Vice President

James A. Tilton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its offices and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

TCW/DW

CORE EQUITY TRUST

ANNUAL REPORT
MARCH 31, 1997